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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 1999

                               QUIDEL CORPORATION
                   -----------------------------------------

               (Exact Name of Registrant as Specified in Charter)

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
          Delaware                      0-10961                        94-2573850
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(State or Other Jurisdiction          (Commission                    (IRS Employer
     of Incorporation)                File Number)                Identification No.)

       10165 McKellar Court, San Diego, California                       92121
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         (Address of Principal Executive Offices)                      (Zip Code)
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       Registrant's telephone number, including area code: (619) 552-1100

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(A)

    On July 12, 1999, Quidel Corporation, through its wholly owned subsidiary, MBS Acquisition Corporation, completed its previously disclosed tender offer for the outstanding shares of common stock, and the associated rights, of Metra Biosystems, Inc. The details of the tender offer were disclosed in a Tender Offer Statement on Schedule 14D-1, filed with the SEC on June 9, 1999 and subsequently amended (the "Schedule 14D-1"). According to the Depositary's final report, 11,864,978 shares were validly tendered and not withdrawn as of the expiration of the tender offer, representing approximately 93% of the outstanding Metra Biosystems shares.

    MBS Acquisition Corporation purchased all of the shares validly tendered according to the terms of the tender offer. Because MBS Acquisition Corporation owns more than 90% of the outstanding Metra Biosystems shares, Quidel intends to acquire Metra Biosystems by way of a "short-form" merger, without any action required by Metra Biosystems' shareholders. MBS Acquisition Corporation anticipates effecting the merger on or after August 4, 1999.

    The source of funds used to acquire the Metra Biosystems shares was previously disclosed in the Schedule 14D-1 and the definitive agreements relating to the financing used to acquire the Metra Biosystems shares are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K.

(B)

    Metra Biosystems develops and commercializes diagnostic products for the detection and management of metabolic and joint diseases and disorders. Quidel intends to devote the Metra Biosystems assets to the continuation and development of this line of business.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A) AND (B) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED AND PRO FORMA FINANCIAL
            INFORMATION.

    The financial statements and PRO FORMA financial information required by this item will be filed by Quidel no later than September 27, 1999.

(C)  EXHIBITS.

    The following exhibits are filed with this Current Report on Form 8-K:

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
  EXHIBIT
   NUMBER                                                 DESCRIPTION
------------  ---------------------------------------------------------------------------------------------------
    10.1      Business Loan Agreement, dated as of July 12, 1999, by and between Bank of America National Trust and Savings Association and Quidel Corporation

    10.2      Security Agreement, dated as of July 12, 1999, by and among Bank of America National Trust and
              Savings Association, Quidel Corporation, MBS Acquisition Corporation, and Pacific Biotech, Inc.

    10.3      Subsidiary Guaranty, dated as of July 12, 1999, by MBS Acquisition Corporation and Pacific Biotech,
              Inc.

    10.4      Cash Collateral Agreement, dated as of July 12, 1999, by and between Bank of America National Trust and Savings Association and Metra Biosystems, Inc.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUIDEL CORPORATION
                                          A DELAWARE CORPORATION

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
                                By:            /s/ CHARLES J. CASHION
                                     -----------------------------------------
                                                 Charles J. Cashion
                                          SENIOR VICE PRESIDENT CORPORATE
                                                    OPERATIONS,
                                              CHIEF FINANCIAL OFFICER
                                                   AND SECRETARY
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Date: July 23, 1999